UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):	January 3, 2008

PROXIM WIRELESS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-29053	04-2751645
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

2115 O’Nel Drive, San Jose, CA	95131
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(408) 731-2700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05.  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective January 3, 2008, the Board of Directors of Proxim Wireless Corporation approved a revised Statement of Business Conduct and Code of Ethics.  The revisions updated the name of the company from Terabeam, Inc. to Proxim Wireless Corporation.  The revisions also added the Chairman of the Audit Committee of Proxim’s Board of Directors as a person who could be contacted to report noncompliance.  The revisions also added a signature page on which parties subject to this Statement of Business Conduct and Code of Ethics acknowledge receipt of and their agreement to comply with the Statement of Business Conduct and Code of Ethics.

This revised Statement of Business Conduct and Code of Ethics is posted on the company’s Internet website at http://www.terabeam.com/code_ethics.php.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROXIM WIRELESS CORPORATION

Dated: January 9, 2008	By: /s/ David L. Renauld
David L. Renauld
Vice President

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